Exhibit 99.2

Summary Consolidated Historical and Other Financial Data

The following tables contain our summary consolidated historical financial data, which should be read in conjunction with our consolidated financial statements and the related notes thereto, and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” contained in our Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2016 and our Annual Report on Form 10-K for the fiscal year ended December 31, 2015.

The summary consolidated historical financial data and segment operating data as of September 30, 2016 and for the nine months ended September 30, 2015 and 2016 have been derived from our unaudited condensed consolidated financial statements contained in our Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2016. The summary consolidated historical financial data and segment operating data for the fiscal years ended December 31, 2013, 2014 and 2015 have been derived from our audited consolidated financial statements contained in our Annual Report on Form 10-K for the fiscal year ended December 31, 2015. Certain reclassifications from the prior year presentation have been made to conform to the current year presentation. The segment operating data for the twelve months ended September 30, 2016 have been calculated as follows: (i) the audited segment operating data for the year ended December 31, 2015, less (ii) the unaudited segment operating data for the nine months ended September 30, 2015, plus (iii) the unaudited segment operating data for the nine months ended September 30, 2016. The financial data presented below is not necessarily indicative of the results that may be expected for any future periods and the financial data presented for the interim periods are not necessarily indicative of the results that may be expected for the full year.

The summary consolidated pro forma financial data set forth below gives effect to the initial closing of the sale of ARL to SMBC Rail, assuming no exercise of the option to sell additional railcars to SMBC Rail as described under “— Recent Developments,” as if it had occurred on September 30, 2016 for balance sheet data purposes and January 1, 2015 for income statement purposes. Such data is based on assumptions and is presented for illustrative and informational purposes only and does not purport to represent what our actual financial position or results of operations would have been had such events actually been completed on the date or for the periods indicated, and is not necessarily indicative of our financial position or results of operations as of the specified date or in the future.

	Year Ended December 31,			Nine Months Ended September 30,
	2013	2014	2015	2015	2016
	(in millions, except per unit data)
				(unaudited)
Statement of Operations Data:
Net sales	$17,785	$18,072	$14,604	$11,264	$11,546
Other revenues from operations	988	1,250	1,386	1,042	1,506
Net gain (loss) from investment activities	1,694	(564)	(987)	236	(826)
Net income (loss)	2,444	(529)	(2,127)	23	(1,656)
Less: Net (income) loss attributable to non-controlling interests	(1,419)	156	933	(90)	734
Net income (loss) attributable to Icahn Enterprises	$1,025	$(373)	$(1,194)	$(67)	$(922)
Net income (loss) attributable to Icahn Enterprises allocable to:
Limited partners	$1,005	$(366)	$(1,170)	$(66)	$(904)
General partner	20	(7)	(24)	(1)	(18)
	$1,025	$(373)	$(1,194)	$(67)	$(922)
Basic income (loss) per LP unit	$9.14	$(3.08)	$(9.29)	$(0.53)	$(6.70)
Basic weighted average LP units outstanding	110	119	126	125	135
Diluted income (loss) per LP unit	$9.07	$(3.08)	$(9.29)	$(0.53)	$(6.70)
Diluted weighted average LP units outstanding	111	119	126	125	135

	Year Ended December 31,			Nine Months Ended September 30,
	2013	2014	2015	2015	2016
	(in millions, except per unit data)
	(unaudited)
Other Financial Data:
EBITDA attributable to Icahn Enterprises(4)	$1,804	$705	$198	$1,085	$163
Adjusted EBITDA attributable to Icahn Enterprises(4)	1,899	1,018	929	1,168	685
Cash distributions declared per LP unit	4.50	6.00	6.00	4.50	4.50

	Historical				Pro Forma As Adjusted(2)
	As of December 31,			As of September 30, 2016	As of September 30, 2016
	2013	2014	2015
	(in millions)
				(unaudited)
Balance Sheet Data:
Cash and cash equivalents	$3,257	$2,908	$2,078	$2,002	$3,352
Investments	12,261	14,480	15,351	9,987	9,987
Property, plant and equipment, net	8,077	8,955	9,535	11,446	10,237
Total assets	31,706	35,743	36,403	33,085	33,152
Deferred tax liability	1,394	1,255	1,197	1,680	1,798
Due to brokers	2,203	5,197	7,317	3,030	3,030
Post-employment benefit liability	1,111	1,391	1,224	1,204	1,204
Debt	9,256	11,541	12,594	12,971	10,931
Equity attributable to Icahn Enterprises	6,092	5,443	3,987	2,488	4,064

	Historical						Pro Forma(3)
	Year Ended December 31,			Nine Months Ended September 30,		Twelve Months Ended September 30, 2016	Year Ended December 31, 2015	Nine Months Ended September 30, 2016
	2013	2014	2015	2015	2016
	(in millions)
				(unaudited)		(unaudited)	(unaudited)
Segment Operating Data:
Consolidated revenues:
Investment	$2,031	$(218)	$(865)	$355	$(760)	$(1,980)	$(865)	$(760)
Automotive	6,876	7,324	7,853	5,876	7,516	9,493	7,853	7,516
Energy	9,063	9,292	5,442	4,408	3,425	4,459	5,442	3,425
Metals	929	711	365	304	207	268	365	207
Railcar	744	809	948	655	719	1,012	983	549
Gaming	571	849	811	615	743	939	811	743
Mining(1)	—	—	28	16	41	53	28	41
Food Packaging	346	346	337	254	247	330	337	247
Real Estate	85	101	131	103	68	96	131	68
Home Fashion	187	181	194	148	152	198	194	152
Holding Company	(150)	(238)	28	(27)	18	73	28	18
	$20,682	$19,157	$15,272	$12,707	$12,376	$14,941	$15,307	$12,206

	Historical						Pro Forma(3)
	Year Ended December 31,			Nine Months Ended September 30,		Twelve Months Ended September 30, 2016	Year Ended December 31, 2015	Nine Months Ended September 30, 2016
	2013	2014	2015	2015	2016
	(in millions)
	(unaudited)
Adjusted EBITDA before non-controlling interests(4):
Investment	$1,912	$(385)	$(1,100)	$150	$(788)	$(2,038)	$(1,100)	$(788)
Automotive	591	630	651	481	642	812	651	642
Energy	869	716	755	702	270	323	755	270
Metals	(18)	(15)	(29)	(18)	(11)	(22)	(29)	(11)
Railcar	311	415	492	358	332	466	372	190
Gaming	66	99	140	111	109	138	140	109
Mining(1)	—	—	(9)	(5)	(3)	(7)	(9)	(3)
Food Packaging	67	66	59	45	39	53	59	39
Real Estate	46	46	45	32	29	42	45	29
Home Fashion	1	5	6	4	—	2	6	—
Holding Company	(170)	(155)	(10)	(50)	6	46	(10)	6
	$3,675	$1,422	$1,000	$1,810	$625	$(185)	$880	$483

	Historical						Pro Forma(3)
	Year Ended December 31,			Nine Months Ended September 30,		Twelve Months Ended September 30, 2016	Year Ended December 31, 2015	Nine Months Ended September 30, 2016
	2013	2014	2015	2015	2016
	(in millions)
	(unaudited)
Adjusted EBITDA attribtuable to Icahn Enterprises(4):
Investment	$816	$(162)	$(500)	$71	$(384)	$(955)	$(500)	$(384)
Automotive	462	502	531	389	537	679	531	537
Energy	556	415	436	406	136	166	436	136
Metals	(18)	(15)	(29)	(18)	(11)	(22)	(29)	(11)
Railcar	111	269	318	229	272	361	230	136
Gaming	45	66	95	76	73	92	95	73
Mining(1)	—	—	(6)	(4)	(2)	(4)	(6)	(2)
Food Packaging	50	47	43	33	29	39	43	29
Real Estate	46	46	45	32	29	42	45	29
Home Fashion	1	5	6	4	—	2	6	—
Holding Company	(170)	(155)	(10)	(50)	6	46	(10)	6
	$1,899	$1,018	$929	$1,168	$685	$446	$841	$549

(1)	Mining segment results for 2015 are for the period commencing June 1, 2015.
(2)	Pro forma as adjusted to give effect to (i) the initial closing of the sale of ARL to SMBC Rail assuming no exercise of the option to sell additional railcars to SMBC Rail as described under “— Recent Developments,” (ii) this offering and the use of proceeds therefrom and (iii) the Rights Offering of $600 million, as if each had occurred as of September 30, 2016.
(3)	The adjustments made to arrive at the pro forma financial information reflect, as it relates to the initial closing of the sale of ARL to SMBC Rail as if it had been completed as of January 1, 2015, (i) the removal of ARL’s results from our historical results assuming no exercise of the option to sell additional railcars to SMBC Rail as described under “— Recent Developments” and (ii) the adding back of historically eliminated intercompany net sales between ARI to ARL during the year ended December 31, 2015. There were no net sales recorded by ARI to ARL during the nine months ended September 30, 2016. See “Non-GAAP Financial Measures.”
(4)	EBITDA represents earnings before interest expense, net, income tax (benefit) expense and depreciation and amortization. We define Adjusted EBITDA as EBITDA excluding the effects of impairment,

restructuring costs, certain pension plan expenses, FIFO impacts, OPEB curtailment gains, certain share-based compensation, major scheduled turnaround, disposal of assets, certain proxy matter expenses, certain acquisition expenses, losses on extinguishment of debt, unrealized gain and losses on derivatives and certain commercial settlement charges. We conduct substantially all of our operations through subsidiaries. The operating results of our subsidiaries may not be sufficient to make distributions to us. In addition, our subsidiaries are not obligated to make funds available to us for payment of our indebtedness, payment of distributions on our depositary units or otherwise, and distributions and intercompany transfers from our subsidiaries to us may be restricted by applicable law or covenants contained in debt agreements and other agreements to which these subsidiaries currently may be subject or into which they may enter in the future. The terms of any borrowings of our subsidiaries or other entities in which we own equity may restrict dividends, distributions or loans to us.

We believe that providing EBITDA and Adjusted EBITDA to investors has economic substance as these measures provide important supplemental information regarding our performance to investors and permits investors and management to evaluate the core operating performance of our business. Additionally, we believe this information is frequently used by securities analysts, investors and other interested parties in the evaluation of companies that have issued debt. Management uses, and believes that investors benefit from referring to these non-GAAP financial measures in assessing our operating results, as well as in planning, forecasting and analyzing future periods. Adjusting earnings for these charges allows investors to evaluate our performance from period to period, as well as our peers, without the effects of certain items that may vary depending on accounting methods and the book value of assets. Additionally, EBITDA and Adjusted EBITDA present meaningful measures of corporate performance exclusive of our capital structure and the method by which assets were acquired and financed.

EBITDA and Adjusted EBITDA have limitations as analytical tools, and you should not consider them in isolation, or as substitutes for analysis of our operating results or cash flows as reported under U.S. GAAP. For example, EBITDA and Adjusted EBITDA:

•	do not reflect our cash expenditures, or future requirements for, capital expenditures or contractual commitments;
•	do not reflect changes in, or cash requirements for, our working capital needs;
•	do not reflect the significant interest expense, or the cash requirements necessary to service interest or principal payments on our debt; and
•	do not adjust for all non-cash income or expense items that are reflected in our statements of cash flows.

Although depreciation and amortization are non-cash charges, the assets being depreciated or amortized often will have to be replaced in the future, and EBITDA and Adjusted EBITDA do not reflect any cash requirements for such replacements. Other companies in the industries in which we operate may calculate EBITDA and Adjusted EBITDA differently than we do, limiting their usefulness as comparative measures. In addition, EBITDA and Adjusted EBITDA do not reflect the impact of earnings or charges resulting from matters we consider not to be indicative of our ongoing operations.

EBITDA and Adjusted EBITDA are not measurements of our financial performance under U.S. GAAP and should not be considered as alternatives to net income or any other performance measures derived in accordance with U.S. GAAP or as alternatives to cash flow from operating activities as a measure of our liquidity. Given these limitations, we rely primarily on our U.S. GAAP results and use EBITDA and Adjusted EBITDA only as a supplemental measure of our financial performance. See “Non-GAAP Financial Measures” earlier in this offering memorandum.

The following table reconciles, on a basis attributable to Icahn Enterprises, net income attributable to Icahn Enterprises to EBITDA and EBITDA to Adjusted EBITDA for the periods indicated:

	Historical						Pro Forma(1)
	Year Ended December 31,			Nine Months Ended September 30,		Twelve Months Ended September 30, 2016	Year Ended December 31, 2015	Nine Months Ended September 30, 2016
	2013	2014	2015	2015	2016
	(in millions)
	(unaudited)
Attributable to Icahn Enterprises:
Net income (loss)	$1,025	$(373)	$(1,194)	$(67)	$(922)	$(2,049)	$(1,189)	$(940)
Interest expense, net	464	614	762	563	468	667	717	420
Income tax (benefit) expense	(170)	(109)	14	133	61	(58)	13	42
Depreciation, depletion and amortization	485	573	616	456	556	716	569	505
EBITDA attributable to Icahn Enterprises	$1,804	$705	$198	$1,085	$163	$(724)	$110	$27
Impairment of assets	14	72	544	8	429	965	544	429
Restructuring costs	41	67	80	47	24	57	80	24
Non-service cost of U.S. based pension	4	(6)	1	—	10	11	1	10
FIFO impact (favorable) unfavorable	(15)	94	35	20	(18)	(3)	35	(18)
OPEB curtailment gains	(15)	—	—	—	—	—	—	—
Certain share-based compensation expense	20	8	11	7	—	4	11	—
Major scheduled turnaround expense	—	5	62	13	20	69	62	20
Losses on divestitures	46	—	—	—	—	—	—	—
Expenses related to certain acquisitions	—	—	5	6	—	(1)	5	—
Net loss on extinguishment of debt	—	152	1	1	1	1	1	1
(Gain) loss on certain derivatives	(43)	(41)	2	11	23	14	2	23
Other	43	(38)	(10)	(30)	33	53	(10)	33
Adjusted EBITDA attributable to Icahn Enterprises	$1,899	$1,018	$929	$1,168	$685	$446	$841	$549

(1)	The adjustments made to arrive at the pro forma financial information reflect, as it relates to the initial closing of the sale of ARL to SMBC Rail as if it had been completed as of January 1, 2015, (i) the removal of ARL’s results from our historical results and (ii) the adding back of historically eliminated intercompany net sales between ARI to ARL during the year ended December 31, 2015. There were no net sales recorded by ARI to ARL during the nine months ended September 30, 2016. See “Non-GAAP Financial Measures.”

The following table reconciles net income to EBITDA and EBITDA to Adjusted EBITDA for the year ended December 31, 2013 for each of our segments:

	Investment	Automotive	Energy	Metals	Railcar	Gaming	Food Packaging	Real Estate	Home Fashion	Holding Company	Consolidated
						(in millions) (unaudited)
Before non-controlling interests:
Net income (loss)	$1,902	$263	$479	$(28)	$139	$19	$43	$17	$(16)	$(374)	$2,444
Interest expense, net	10	108	47	—	40	13	22	4	—	300	544
Income tax (benefit) expense	—	(180)	195	(20)	31	3	(51)	—	—	(96)	(118)
Depreciation, depletion and amortization	—	296	208	26	92	34	21	23	8	—	708
EBITDA before non-controlling interests	$1,912	$487	$929	$(22)	$302	$69	$35	$44	$(8)	$(170)	$3,578
Impairment of assets	—	8	—	2	—	3	—	2	1	—	16
Restructuring costs	—	40	—	—	—	—	—	—	10	—	50
Non-service cost of U.S. based pension	—	2	—	—	—	—	3	—	—	—	5
FIFO impact (favorable) unfavorable	—	—	(21)	—	—	—	—	—	—	—	(21)
OPEB curtailment gains	—	(19)	—	—	—	—	—	—	—	—	(19)
Certain share-based compensation expense	—	5	18	—	5	—	—	—	—	—	28
Major scheduled turnaround expense	—	—	—	—	—	—	—	—	—	—	—
Losses on divestitures	—	60	—	—	—	—	—	—	—	—	60
Expenses related to certain acquisitions	—	—	—	—	—	—	—	—	—	—	—
Net (gain) loss on extinguishment of debt	—	—	(5)	—	—	5	—	—	—	—	—
Gain on certain derivatives	—	—	(51)	—	—	—	—	—	—	—	(51)
Other	—	8	(1)	2	4	(11)	29	—	(2)	—	29
Adjusted EBITDA before non-controlling interests	$1,912	$591	$869	$(18)	$311	$66	$67	$46	$1	$(170)	$3,675
Adjusted EBITDA attributable to Icahn Enterprises:
Net income (loss)	$812	$250	$289	$(28)	$30	$13	$32	$17	$(16)	$(374)	$1,025
Interest expense, net	4	88	32	—	11	9	16	4	—	300	464
Income tax (benefit) expense	—	(191)	162	(20)	9	2	(36)	—	—	(96)	(170)
Depreciation, depletion and amortization	—	234	121	26	35	23	15	23	8	—	485
EBITDA attributable to Icahn Enterprises	$816	$381	$604	$(22)	$85	$47	$27	$44	$(8)	$(170)	$1,804
Impairment of assets	—	7	—	2	—	2	—	2	1	—	14
Restructuring costs	—	31	—	—	—	—	—	—	10	—	41

	Investment	Automotive	Energy	Metals	Railcar	Gaming	Food Packaging	Real Estate	Home Fashion	Holding Company	Consolidated
						(in millions) (unaudited)
Non-service cost of U.S. based pension	—	2	—	—	—	—	2	—	—	—	4
FIFO impact (favorable) unfavorable	—	—	(15)	—	—	—	—	—	—	—	(15)
OPEB curtailment gains	—	(15)	—	—	—	—	—	—	—	—	(15)
Certain share-based compensation expense	—	4	13	—	3	—	—	—	—	—	20
Major scheduled turnaround expense	—	—	—	—	—	—	—	—	—	—	—
Losses on divestitures	—	46	—	—	—	—	—	—	—	—	46
Expenses related to certain acquisitions	—	—	—	—	—	—	—	—	—	—	—
Net (gain) loss on extinguishment of debt	—	—	(3)	—	—	3	—	—	—	—	—
Gain on certain derivatives	—	—	(43)	—	—	—	—	—	—	—	(43)
Other	—	6	—	2	23	(7)	21	—	(2)	—	43
Adjusted EBITDA attributable to Icahn Enterprises	$816	$462	$556	$(18)	$111	$45	$50	$46	$1	$(170)	$1,899

The following table reconciles net income to EBITDA and EBITDA to Adjusted EBITDA for the year ended December 31, 2014 for each of our segments:

	Investment	Automotive	Energy	Metals	Railcar	Gaming	Food Packaging	Real Estate	Home Fashion	Holding Company	Consolidated
						(in millions) (unaudited)
Before non-controlling interests:
Net (loss) income	$(684)	$(90)	$168	$(25)	$188	$269	$9	$22	$2	$(388)	$(529)
Interest expense, net	299	123	35	—	57	11	14	3	—	290	832
Income tax expense (benefit)	—	91	73	(18)	56	(147)	3	—	—	(161)	(103)
Depreciation, depletion and amortization	—	335	219	26	106	50	22	22	7	—	787
EBITDA before non-controlling interests	$(385)	$459	$495	$(17)	$407	$183	$48	$47	$9	$(259)	$987
Impairment of assets	—	24	103	3	—	—	—	5	—	—	135
Restructuring costs	—	86	—	—	—	—	—	—	(2)	—	84
Non-service cost of U.S. based pension	—	(6)	—	—	—	—	(1)	—	—	—	(7)
FIFO impact (favorable) unfavorable	—	—	161	—	—	—	—	—	—	—	161
OPEB curtailment gains	—	—	—	—	—	—	—	—	—	—	—
Certain share-based compensation expense	—	(4)	13	—	3	—	—	—	—	—	12
Major scheduled turnaround expense	—	—	7	—	—	—	—	—	—	—	7
Losses on divestitures	—	—	—	—	—	—	—	—	—	—	—
Expenses related to certain acquisitions	—	—	—	—	—	—	—	—	—	—	—
Net loss on extinguishment of debt	—	36	—	—	2	—	16	—	—	108	162
Gain on certain derivatives	—	—	(63)	—	—	—	—	—	—	—	(63)
Other	—	35	—	(1)	3	(84)	3	(6)	(2)	(4)	(56)
Adjusted EBITDA before non-controlling interests	$(385)	$630	$716	$(15)	$415	$99	$66	$46	$5	$(155)	$1,422
Adjusted EBITDA attributable to Icahn Enterprises:
Net (loss) income	$(305)	$(87)	$95	$(25)	$122	$185	$6	$22	$2	$(388)	$(373)
Interest expense, net	143	99	20	—	42	7	10	3	—	290	614
Income tax expense (benefit)	—	80	64	(18)	26	(102)	2	—	—	(161)	(109)
Depreciation, depletion and amortization	—	270	124	26	74	34	16	22	7	—	573
EBITDA attributable to Icahn Enterprises	$(162)	$362	$303	$(17)	$264	$124	$34	$47	$9	$(259)	$705
Impairment of assets	—	19	45	3	—		—	5	—	—	72
Restructuring costs	—	69	—	—	—	—	—	—	(2)	—	67

	Investment	Automotive	Energy	Metals	Railcar	Gaming	Food Packaging	Real Estate	Home Fashion	Holding Company	Consolidated
						(in millions) (unaudited)
Non-service cost of U.S. based pension	—	(5)	—	—	—	—	(1)	—	—	—	(6)
FIFO impact (favorable) unfavorable	—	—	94	—	—	—	—	—	—	—	94
OPEB curtailment gains	—	—	—	—	—	—	—	—	—	—	—
Certain share-based compensation expense	—	(3)	9	—	2	—	—	—	—	—	8
Major scheduled turnaround expense	—	—	5	—	—	—	—	—	—	—	5
Losses on divestitures	—	—	—	—	—	—	—	—	—	—	—
Expenses related to certain acquisitions	—	—	—	—	—	—	—	—	—	—	—
Net loss on extinguishment of debt	—	31	—	—	1	—	12	—	—	108	152
Gain on certain derivatives	—	—	(41)	—	—	—	—	—	—	—	(41)
Other	—	29	—	(1)	2	(58)	2	(6)	(2)	(4)	(38)
Adjusted EBITDA attributable to Icahn Enterprises	$(162)	$502	$415	$(15)	$269	$66	$47	$46	$5	$(155)	$1,018

The following table reconciles net income to EBITDA and EBITDA to Adjusted EBITDA for the year ended December 31, 2015 for each of our segments:

	Investment	Automotive	Energy	Metals	Railcar	Gaming	Mining	Food Packaging	Real Estate	Home Fashion	Holding Company	Consolidated
	(in millions) (unaudited)
Before non-controlling interests:
Net (loss) income	$(1,665)	$(352)	$7	$(51)	$213	$38	$(195)	$(3)	$61	$(4)	$(176)	$(2,127)
Interest expense, net	563	138	45	—	80	11	2	12	2	—	288	1,141
Income tax expense (benefit)	—	50	59	(32)	69	27	1	10	—	—	(116)	68
Depreciation, depletion and amortization	—	346	229	29	127	63	8	19	21	7	—	849
EBITDA before non-controlling interests	$(1,102)	$182	$340	$(54)	$489	$139	$(184)	$38	$84	$3	$(4)	$(69)
Impairment of assets	—	344	253	20	—	—	169	—	2	—	—	788
Restructuring costs	—	89	—	2	—	—	—	5	—	1	—	97
Non-service cost of U.S. based pension	—	(1)	—	—	—	—	—	3	—	—	—	2
FIFO impact (favorable) unfavorable	—	—	60	—	—	—	—	—	—	—	—	60
OPEB curtailment gains	—	—	—	—	—	—	—	—	—	—	—	—
Certain share-based compensation expense	—	(1)	13	—	1	—	—	—	—	—	—	13
Major scheduled turnaround expense	—	—	109	—	—	—	—	—	—	—	—	109
Losses on divestitures	—	—	—	—	—	—	—	—	—	—	—	—
Expenses related to certain acquisitions	—	6	—	—	—	—	—	—	—	—	—	6
Net loss on extinguishment of debt	—	—	—	—	2	—	—	—	—	—	—	2
Loss on certain derivatives	—	—	2	—	—	—	—	—	—	—	—	2
Other	2	32	(22)	3	—	1	6	13	(41)	2	(6)	(10)
Adjusted EBITDA before non-controlling interests	$(1,100)	$651	$755	$(29)	$492	$140	$(9)	$59	$45	$6	$(10)	$1,000
Adjusted EBITDA attributable to Icahn Enterprises:
Net (loss) income	$(760)	$(299)	$25	$(51)	$137	$26	$(150)	$(3)	$61	$(4)	$(176)	$(1,194)
Interest expense, net	259	113	25	—	57	7	2	9	2	—	288	762
Income tax expense (benefit)	—	46	54	(32)	36	18	1	7	—	—	(116)	14
Depreciation, depletion and amortization	—	285	125	29	86	43	6	14	21	7	—	616
EBITDA attributable to Icahn Enterprises	$(501)	$145	$229	$(54)	$316	$94	$(141)	$27	$84	$3	$(4)	$198
Impairment of assets	—	282	110	20	—	—	130	—	2	—	—	544
Restructuring costs	—	73	—	2	—	—	—	4	—	1	—	80
Non-service cost of U.S. based pension	—	(1)	—	—	—	—	—	2	—	—	—	1
FIFO impact (favorable) unfavorable	—	—	35	—	—	—	—	—	—	—	—	35
OPEB curtailment gains	—	—	—	—	—	—	—	—	—	—	—	—
Certain share-based compensation expense	—	(1)	11	—	1	—	—	—	—	—	—	11
Major scheduled turnaround expense	—	—	62	—	—	—	—	—	—	—	—	62
Losses on divestitures	—	—	—	—	—	—	—	—	—	—	—	—
Expenses related to certain acquisitions	—	5	—	—	—	—	—	—	—	—	—	5
Net loss on extinguishment of debt	—	—	—	—	1	—	—	—	—	—	—	1
Loss on certain derivatives	—	—	2	—	—	—	—	—	—	—	—	2
Other	1	28	(13)	3	—	1	5	10	(41)	2	(6)	(10)
Adjusted EBITDA attributable to Icahn Enterprises	$(500)	$531	$436	$(29)	$318	$95	$(6)	$43	$45	$6	$(10)	$929

The following table reconciles net income to EBITDA and EBITDA to Adjusted EBITDA for the nine months ended September 30, 2015 for each of our segments:

	Investment	Automotive	Energy	Metals	Railcar	Gaming	Mining	Food Packaging	Real Estate	Home Fashion	Holding Company	Consolidated
	(in millions) (unaudited)
Before non-controlling interests:
Net (loss) income	$(263)	$—	$347	$(22)	$154	$33	$(13)	$2	$55	$(3)	$(267)	$23
Interest expense, net	412	103	35	—	59	8	—	9	2	—	214	842
Income tax expense (benefit)	—	30	87	(17)	50	23	1	5	—	—	5	184
Depreciation, depletion and amortization	—	257	172	22	93	46	4	15	16	5	—	630
EBITDA before non-controlling interests	$149	$390	$641	$(17)	$356	$110	$(8)	$31	$73	$2	$(48)	$1,679
Impairment of assets	—	10	—	—	—	—	—	—	—	—	—	10
Restructuring costs	—	57	—	—	—	—	—	—	—	—	—	57
Non-service cost of U.S. based pension	—	(1)	—	—	—	—	—	2	—	—	—	1
FIFO impact (favorable) unfavorable	—	—	35	—	—	—	—	—	—	—	—	35
OPEB curtailment gains	—	—	—	—	—	—	—	—	—	—	—	—
Certain share-based compensation expense	—	(1)	9	—	—	—	—	—	—	—	—	8
Major scheduled turnaround expense	—	—	24	—	—	—	—	—	—	—	—	24
Losses on divestitures	—	—	—	—	—	—	—	—	—	—	—	—
Expenses related to certain acquisitions	—	7	—	—	—	—	—	—	—	—	—	7
Net loss on extinguishment of debt	—	—	—	—	2	—	—	—	—	—	—	2
Loss on certain derivatives	—	—	18	—	—	—	—	—	—	—	—	18
Other	1	19	(25)	(1)	—	1	3	12	(41)	2	(2)	(31)
Adjusted EBITDA before non-controlling interests	$150	$481	$702	$(18)	$358	$111	$(5)	$45	$32	$4	$(50)	$1,810
Adjusted EBITDA attributable to Icahn Enterprises:
Net (loss) income	$(119)	$(4)	$181	$(22)	$98	$23	$(10)	$1	$55	$(3)	$(267)	$(67)
Interest expense, net	190	84	19	—	42	5	—	7	2	—	214	563
Income tax expense (benefit)	—	24	75	(17)	25	16	1	4	—	—	5	133
Depreciation, depletion and amortization	—	211	94	22	63	31	3	11	16	5	—	456
EBITDA attributable to Icahn Enterprises	$71	$315	$369	$(17)	$228	$75	$(6)	$23	$73	$2	$(48)	$1,085
Impairment of assets	—	8	—	—	—	—	—	—	—	—	—	8
Restructuring costs	—	47	—	—	—	—	—	—	—	—	—	47
Non-service cost of U.S. based pension	—	(1)	—	—	—	—	—	1	—	—	—	—
FIFO impact (favorable) unfavorable	—	—	20	—	—	—	—	—	—	—	—	20
OPEB curtailment gains	—	—	—	—	—	—	—	—	—	—	—	—
Certain share-based compensation expense	—	(1)	8	—	—	—	—	—	—	—	—	7
Major scheduled turnaround expense	—	—	13	—	—	—	—	—	—	—	—	13
Losses on divestitures	—	—	—	—	—	—	—	—	—	—	—	—
Expenses related to certain acquisitions	—	6	—	—	—	—	—	—	—	—	—	6
Net loss on extinguishment of debt	—	—	—	—	1	—	—	—	—	—	—	1
Loss on certain derivatives	—	—	11	—	—	—	—	—	—	—	—	11
Other	—	15	(15)	(1)	—	1	2	9	(41)	2	(2)	(30)
Adjusted EBITDA attributable to Icahn Enterprises	$71	$389	$406	$(18)	$229	$76	$(4)	$33	$32	$4	$(50)	$1,168

The following table reconciles net income to EBITDA and EBITDA to Adjusted EBITDA for the nine months ended September 30, 2016 for each of our segments:

	Investment	Automotive	Energy	Metals	Railcar	Gaming	Mining	Food Packaging	Real Estate	Home Fashion	Holding Company	Consolidated
	(in millions) (unaudited)
Before non-controlling interests:
Net (loss) income	$(972)	$103	$(588)	$(13)	$123	$(69)	$(21)	$8	$13	$(6)	$(234)	$(1,656)
Interest expense, net	184	116	56	—	64	9	4	10	1	—	215	659
Income tax expense (benefit)	—	12	(17)	(12)	42	24	2	5	—	—	25	81
Depreciation, depletion and amortization	—	337	191	17	103	53	3	15	15	5	—	739
EBITDA before non-controlling interests	$(788)	$568	$(358)	$(8)	$332	$17	$(12)	$38	$29	$(1)	$6	$(177)
Impairment of assets	—	4	574	—	—	92	—	—	—	—	—	670
Restructuring costs	—	28	—	1	—	—	—	—	—	—	—	29
Non-service cost of U.S. based pension	—	9	—	—	—	—	—	4	—	—	—	13
FIFO impact (favorable) unfavorable	—	—	(30)	—	—	—	—	—	—	—	—	(30)
OPEB curtailment gains	—	—	—	—	—	—	—	—	—	—	—	—
Certain share-based compensation expense	—	—	—	—	—	—	—	—	—	—	—	—
Major scheduled turnaround expense	—	—	38	—	—	—	—	—	—	—	—	38
Losses on divestitures	—	—	—	—	—	—	—	—	—	—	—	—
Expenses related to certain acquisitions	—	—	—	—	—	—	—	—	—	—	—	—
Net loss on extinguishment of debt	—	—	5	—	—	—	—	—	—	—	—	5
Loss on certain derivatives	—	—	40	—	—	—	—	—	—	—	—	40
Other	—	33	1	(4)	—	—	9	(3)	—	1	—	37
Adjusted EBITDA before non-controlling interests	$(788)	$642	$270	$(11)	$332	$109	$(3)	$39	$29	$—	$6	$625
Adjusted EBITDA attributable to Icahn Enterprises:
Net (loss) income	$(446)	$85	$(329)	$(13)	$98	$(80)	$(16)	$6	$13	$(6)	$(234)	$(922)
Interest expense, net	62	96	20	—	57	7	3	7	1	—	215	468
Income tax expense (benefit)	—	6	(10)	(12)	30	16	2	4	—	—	25	61
Depreciation, depletion and amortization	—	287	94	17	87	38	2	11	15	5	—	556
EBITDA attributable to Icahn Enterprises	$(384)	$474	$(225)	$(8)	$272	$(19)	$(9)	$28	$29	$(1)	$6	$163
Impairment of assets	—	3	334	—	—	92	—	—	—	—	—	429
Restructuring costs	—	23	—	1	—	—	—	—	—	—	—	24
Non-service cost of U.S. based pension	—	7	—	—	—	—	—	3	—	—	—	10
FIFO impact (favorable) unfavorable	—	—	(18)	—	—	—	—	—	—	—	—	(18)
OPEB curtailment gains	—	—	—	—	—	—	—	—	—	—	—	—
Certain share-based compensation expense	—	—	—	—	—	—	—	—	—	—	—	—
Major scheduled turnaround expense	—	—	20	—	—	—	—	—	—	—	—	20
Losses on divestitures	—	—	—	—	—	—	—	—	—	—	—	—
Expenses related to certain acquisitions	—	—	—	—	—	—	—	—	—	—	—	—
Net loss on extinguishment of debt	—	—	1	—	—	—	—	—	—	—	—	1
Loss on certain derivatives	—	—	23	—	—	—	—	—	—	—	—	23
Other	—	30	1	(4)	—	—	7	(2)	—	1	—	33
Adjusted EBITDA attributable to Icahn Enterprises	$(384)	$537	$136	$(11)	$272	$73	$(2)	$29	$29	$—	$6	$685

The following table reconciles net income to EBITDA and EBITDA to Adjusted EBITDA for the twelve months ended September 30, 2016 for each of our segments:

	Investment	Automotive	Energy	Metals	Railcar	Gaming	Mining	Food Packaging	Real Estate	Home Fashion	Holding Company	Consolidated
	(in millions) (unaudited)
Before non-controlling interests:
Net (loss) income	$(2,374)	$(249)	$(928)	$(42)	$182	$(64)	$(203)	$3	$19	$(7)	$(143)	$(3,806)
Interest expense, net	335	151	66	—	85	12	6	13	1	—	289	958
Income tax expense (benefit)	—	32	(45)	(27)	61	28	2	10	—	—	(96)	(35)
Depreciation, depletion and amortization	—	426	248	24	137	70	7	19	20	7	—	958
EBITDA before non-controlling interests	$(2,039)	$360	$(659)	$(45)	$465	$46	$(188)	$45	$40	$—	$50	$(1,925)
Impairment of assets	—	338	827	20	—	92	169	—	2	—	—	1,448
Restructuring costs	—	60	—	3	—	—	—	5	—	1	—	69
Non-service cost of U.S. based pension	—	9	—	—	—	—	—	5	—	—	—	14
FIFO impact (favorable) unfavorable	—	—	(5)	—	—	—	—	—	—	—	—	(5)
OPEB curtailment gains	—	—	—	—	—	—	—	—	—	—	—	—
Certain share-based compensation expense	—	—	4	—	1	—	—	—	—	—	—	5
Major scheduled turnaround expense	—	—	123	—	—	—	—	—	—	—	—	123
Losses on divestitures	—	—	—	—	—	—	—	—	—	—	—	—
Expenses related to certain acquisitions	—	(1)	—	—	—	—	—	—	—	—	—	(1)
Net loss on extinguishment of debt	—	—	5	—	—	—	—	—	—	—	—	5
Loss on certain derivatives	—	—	24	—	—	—	—	—	—	—	—	24
Other	1	46	4	—	—	—	12	(2)	—	1	(4)	58
Adjusted EBITDA before non-controlling interests	$(2,038)	$812	$323	$(22)	$466	$138	$(7)	$53	$42	$2	$46	$(185)
Adjusted EBITDA attributable to Icahn Enterprises:
Net (loss) income	$(1,087)	$(210)	$(485)	$(42)	$137	$(77)	$(156)	$2	$19	$(7)	$(143)	$(2,049)
Interest expense, net	131	125	26	—	72	9	5	9	1	—	289	667
Income tax expense (benefit)	—	28	(31)	(27)	41	18	2	7	—	—	(96)	(58)
Depreciation, depletion and amortization	—	361	125	24	110	50	5	14	20	7	—	716
EBITDA attributable to Icahn Enterprises	$(956)	$304	$(365)	$(45)	$360	$—	$(144)	$32	$40	$—	$50	$(724)
Impairment of assets	—	277	444	20	—	92	130	—	2	—	—	965
Restructuring costs	—	49	—	3	—	—	—	4	—	1	—	57
Non-service cost of U.S. based pension	—	7	—	—	—	—	—	4	—	—	—	11
FIFO impact (favorable) unfavorable	—	—	(3)	—	—	—	—	—	—	—	—	(3)
OPEB curtailment gains	—	—	—	—	—	—	—	—	—	—	—	—
Certain share-based compensation expense	—	—	3	—	1	—	—	—	—	—	—	4
Major scheduled turnaround expense	—	—	69	—	—	—	—	—	—	—	—	69
Losses on divestitures	—	—	—	—	—	—	—	—	—	—	—	—
Expenses related to certain acquisitions	—	(1)	—	—	—	—	—	—	—	—	—	(1)
Net loss on extinguishment of debt	—	—	1	—	—	—	—	—	—	—	—	1
Loss on certain derivatives	—	—	14	—	—	—	—	—	—	—	—	14
Other	1	43	3	—	—	—	10	(1)	—	1	(4)	53
Adjusted EBITDA attributable to Icahn Enterprises	$(955)	$679	$166	$(22)	$361	$92	$(4)	$39	$42	$2	$46	$446

The following table reconciles, on a pro forma basis, net income to EBITDA and EBITDA to Adjusted EBITDA for the year ended December 31, 2015 for each of our segments:

	Investment	Automotive	Energy	Metals	Railcar(1)	Gaming	Mining	Food Packaging	Real Estate	Home Fashion	Holding Company	Consolidated
	(in millions) (unaudited)
Before non-controlling interests:
Net (loss) income	$(1,665)	$(352)	$7	$(51)	$218	$38	$(195)	$(3)	$61	$(4)	$(176)	$(2,122)
Interest expense, net	563	138	45	—	20	11	2	12	2	—	288	1,081
Income tax expense (benefit)	—	50	59	(32)	68	27	1	10	—	—	(116)	67
Depreciation, depletion and amortization	—	346	229	29	63	63	8	19	21	7	—	785
EBITDA before non-controlling interests	$(1,102)	$182	$340	$(54)	$369	$139	$(184)	$38	$84	$3	$(4)	$(189)
Impairment of assets	—	344	253	20	—	—	169	—	2	—	—	788
Restructuring costs	—	89	—	2	—	—	—	5	—	1	—	97
Non-service cost of U.S. based pension	—	(1)	—	—	—	—	—	3	—	—	—	2
FIFO impact (favorable) unfavorable	—	—	60	—	—	—	—	—	—	—	—	60
OPEB curtailment gains	—	—	—	—	—	—	—	—	—	—	—	—
Certain share-based compensation expense	—	(1)	13	—	1	—	—	—	—	—	—	13
Major scheduled turnaround expense	—	—	109	—	—	—	—	—	—	—	—	109
Losses on divestitures	—	—	—	—	—	—	—	—	—	—	—	—
Expenses related to certain acquisitions	—	6	—	—	—	—	—	—	—	—	—	6
Net loss on extinguishment of debt	—	—	—	—	2	—	—	—	—	—	—	2
Loss on certain derivatives	—	—	2	—	—	—	—	—	—	—	—	2
Other	2	32	(22)	3	—	1	6	13	(41)	2	(6)	(10)
Adjusted EBITDA before non-controlling interests	$(1,100)	$651	$755	$(29)	$372	$140	$(9)	$59	$45	$6	$(10)	$880
Adjusted EBITDA attributable to Icahn Enterprises:
Net (loss) income	$(760)	$(299)	$25	$(51)	$142	$26	$(150)	$(3)	$61	$(4)	$(176)	$(1,189)
Interest expense, net	259	113	25	—	12	7	2	9	2	—	288	717
Income tax expense (benefit)	—	46	54	(32)	35	18	1	7	—	—	(116)	13
Depreciation, depletion and amortization	—	285	125	29	39	43	6	14	21	7	—	569
EBITDA attributable to Icahn Enterprises	$(501)	$145	$229	$(54)	$228	$94	$(141)	$27	$84	$3	$(4)	$110
Impairment of assets	—	282	110	20	—	—	130	—	2	—	—	544
Restructuring costs	—	73	—	2	—	—	—	4	—	1	—	80
Non-service cost of U.S. based pension	—	(1)	—	—	—	—	—	2	—	—	—	1
FIFO impact (favorable) unfavorable	—	—	35	—	—	—	—	—	—	—	—	35
OPEB curtailment gains	—	—	—	—	—	—	—	—	—	—	—	—
Certain share-based compensation expense	—	(1)	11	—	1	—	—	—	—	—	—	11
Major scheduled turnaround expense	—	—	62	—	—	—	—	—	—	—	—	62
Losses on divestitures	—	—	—	—	—	—	—	—	—	—	—	—
Expenses related to certain acquisitions	—	5	—	—	—	—	—	—	—	—	—	5
Net loss on extinguishment of debt	—	—	—	—	1	—	—	—	—	—	—	1
Loss on certain derivatives	—	—	2	—	—	—	—	—	—	—	—	2
Other	1	28	(13)	3	—	1	5	10	(41)	2	(6)	(10)
Adjusted EBITDA attributable to Icahn Enterprises	$(500)	$531	$436	$(29)	$230	$95	$(6)	$43	$45	$6	$(10)	$841

(1)	The adjustments made to arrive at the pro forma financial information reflect, as it relates to the initial closing of the sale of ARL to SMBC Rail as if it had been completed as of January 1, 2015, (i) the removal of ARL’s results from our historical results assuming no exercise of the option to sell additional railcars to SMBC Rail as described under “Summary — Recent Developments,” and (ii) the adding back of historically eliminated intercompany net sales between ARI to ARL during the year ended December 31, 2015. See “Non-GAAP Financial Measures.”

The following table reconciles, on a pro forma basis, net income to EBITDA and EBITDA to Adjusted EBITDA for nine months ended September 30, 2016 for each of our segments:

	Investment	Automotive	Energy	Metals	Railcar(1)	Gaming	Mining	Food Packaging	Real Estate	Home Fashion	Holding Company	Consolidated
	(in millions) (unaudited)
Before non-controlling interests:
Net (loss) income	$(972)	$103	$(588)	$(13)	$100	$(69)	$(21)	$8	$13	$(6)	$(234)	$(1,679)
Interest expense, net	184	116	56	—	15	9	4	10	1	—	215	610
Income tax expense (benefit)	—	12	(17)	(12)	23	24	2	5	—	—	25	62
Depreciation, depletion and amortization	—	337	191	17	52	53	3	15	15	5	—	688
EBITDA before non-controlling interests	$(788)	$568	$(358)	$(8)	$190	$17	$(12)	$38	$29	$(1)	$6	$(319)
Impairment of assets	—	4	574	—	—	92	—	—	—	—	—	670
Restructuring costs	—	28	—	1	—	—	—	—	—	—	—	29
Non-service cost of U.S. based pension	—	9	—	—	—	—	—	4	—	—	—	13
FIFO impact (favorable) unfavorable	—	—	(30)	—	—	—	—	—	—	—	—	(30)
OPEB curtailment gains	—	—	—	—	—	—	—	—	—	—	—	—
Certain share-based compensation expense	—	—	—	—	—	—	—	—	—	—	—	—
Major scheduled turnaround expense	—	—	38	—	—	—	—	—	—	—	—	38
Losses on divestitures	—	—	—	—	—	—	—	—	—	—	—	—
Expenses related to certain acquisitions	—	—	—	—	—	—	—	—	—	—	—	—
Net loss on extinguishment of debt	—	—	5	—	—	—	—	—	—	—	—	5
Loss on certain derivatives	—	—	40	—	—	—	—	—	—	—	—	40
Other	—	33	1	(4)	—	—	9	(3)	—	1	—	37
Adjusted EBITDA before non-controlling interests	$(788)	$642	$270	$(11)	$190	$109	$(3)	$39	$29	$—	$6	$483
Adjusted EBITDA attributable to Icahn Enterprises:
Net (loss) income	$(446)	$85	$(329)	$(13)	$80	$(80)	$(16)	$6	$13	$(6)	$(234)	$(940)
Interest expense, net	62	96	20	—	9	7	3	7	1	—	215	420
Income tax expense (benefit)	—	6	(10)	(12)	11	16	2	4	—	—	25	42
Depreciation, depletion and amortization	—	287	94	17	36	38	2	11	15	5	—	505
EBITDA attributable to Icahn Enterprises	$(384)	$474	$(225)	$(8)	$136	$(19)	$(9)	$28	$29	$(1)	$6	$27
Impairment of assets	—	3	334	—	—	92	—	—	—	—	—	429
Restructuring costs	—	23	—	1	—	—	—	—	—	—	—	24
Non-service cost of U.S. based pension	—	7	—	—	—	—	—	3	—	—	—	10
FIFO impact (favorable) unfavorable	—	—	(18)	—	—	—	—	—	—	—	—	(18)
OPEB curtailment gains	—	—	—	—	—	—	—	—	—	—	—	—
Certain share-based compensation expense	—	—	—	—	—	—	—	—	—	—	—	—
Major scheduled turnaround expense	—	—	20	—	—	—	—	—	—	—	—	20
Losses on divestitures	—	—	—	—	—	—	—	—	—	—	—	—
Expenses related to certain acquisitions	—	—	—	—	—	—	—	—	—	—	—	—
Net loss on extinguishment of debt	—	—	1	—	—	—	—	—	—	—	—	1
Loss on certain derivatives	—	—	23	—	—	—	—	—	—	—	—	23
Other	—	30	1	(4)	—	—	7	(2)	—	1	—	33
Adjusted EBITDA attributable to Icahn Enterprises	$(384)	$537	$136	$(11)	$136	$73	$(2)	$29	$29	$—	$6	$549

(1)	The adjustments made to arrive at the pro forma financial information reflect, as it relates to the initial closing of the sale of ARL to SMBC Rail as if it had been completed as of January 1, 2015, the removal of ARL’s results from our historical results assuming no exercise of the option to sell additional railcars to SMBC Rail as described under “Summary — Recent Developments.” See “Non-GAAP Financial Measures.”